SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, DC  20549

                        FORM 8-K
                     CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)  October 7, 2003


               L & L FINANCIAL HOLDINGS, INC.
     (Exact name of registrant as specified in its charter)


	NEVADA			000-32505		 91-2103949
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
						      Identification No.)


 		 26318 127th AVENUE, KENT, WA           98030

	   (Address of principal executive office)    (Zip Code)

Registrant's Telephone Number, Including Area Code   (206) 779-3068


                             N/A
 (Former name or former address if changed since last report)






Item 1. Changes in Control of Registrant

N/A

Item 2. Acquisition or Disposition of Assets

N/A

Item 3. Bankruptcy or Receivership

N/A

Item 4. Change in the Registrant's Certifying Accountant

N/A

Item 5. Other Events and Regulation FD Disclosure

N/A

Item 6. Resignations of Registrant's Directors

The Board of Directors accepted the resignation of Ms. Ada Y.Y. Lau on September 28, 2003. Ms. Lau resigned for a personal reason from her position as a Board
Member. The Board of Directors of the Registrant appointed Ms. Nicol K.Y. Leung, CPA as a board member on September 28, 2003. Ms. Leung is currently the CFO of the Registrant. Ms. Leung has experience in managing the audit practice of a CPA firm. Ms. Leung speaks
English, Mandarin and Cantonese and was an executive at Heng Seng Bank of Hong Kong. Ms. Leung earned a
Bachelor in Commerce from University of Wollongong in Australia.

Item 7. Financial Statements and Exhibits

N/A

Item 8. Change in Fiscal Year

N/A

Item 9. Regulation FD Disclosure

N/A



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					L & L FINANCIAL HOLDINGS, INC.


Date:	October 7, 2003		        By:  /S/   Dickson Lee
					    ___________________
					     Dickson Lee, CEO